Exhibit 99.4

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On January 28, 2008, MSC – Medical Services Company, referred to herein as “the Company” or “MSC”, acquired 100% of the outstanding membership interests of ZoneCare USA of Delray, LLC, a Florida limited liability company (“ZoneCare”), and Speedy Re-employment, LLC, a Florida limited liability company (“Speedy”), and substantially all of the assets of SelectMRI, LLC, a Florida limited liability company (“Select MRI” and together with ZoneCare and Speedy, the “Acquisition Entities”) for $25,000,000, $7,000,000, and $500,000, respectively, paid in cash subject to escrows and holdbacks (the “Acquisition”). In connection with the purchase of the assets of SelectMRI, the Company formed a wholly-owned subsidiary, SelectMRI Acquisition, LLC, a Delaware limited liability company (“Select Acquisition”), which actually acquired the assets of SelectMRI.

The Acquisition is to be accounted for under Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations.” The preliminary accounting for the acquisition assumes that all tangible and intangible assets (excluding goodwill) of the Acquisition Entities are stated at fair market value in the historical financial statements. As such, the entire excess of purchase price over fair market value (historical book value of the Acquisition Entities) is attributable to goodwill. A subsequent valuation will be performed to appropriately value the tangible and intangible assets of the Acquisition Entities. The difference between the preliminary and final accounting is not expected to be material.

The following unaudited consolidated pro forma financial statements present MSC’s along with the Acquisition Entities’ historical audited financial statements as of and for the year ended December 31, 2006 as well as the historical unaudited historical financial statements for the nine month periods as of and for periods ended September 30, 2006 and 2007. The unaudited pro forma consolidated statements of continuing operations for the year ended December 31, 2006, and the nine month periods ended September 30, 2007 and 2006, are presented as if the acquisitions had been completed on January 1, 2006. The unaudited pro forma consolidated balance sheet as of September 30, 2006, is presented as if the acquisitions had been completed as of September 30, 2006.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the results of operations or financial condition of MSC after the proposed transactions that would have been reported had the proposed transactions been completed as of the dates presented, and are not necessarily representative of the future consolidated results of operations or financial condition of MSC.

[Tables appear on the following pages]

New MSC

Unaudited Consolidated Balance Sheet

as of September 30, 2007

(Dollars in thousands)

	MSC (historical)	Acquisition Entities	Pro Forma Adjustments	Notes	Pro Forma
Assets
Current assets:
Cash	$4,394	$885	$—		$5,279
Accounts receivable	60,353	3,935	—		64,288
Other current assets	1,326	127	—		1,453
Current deferred income taxes	7,962	—	—		7,962

Total current assets	74,035	4,947	—		78,982
Property and equipment	8,319	389	—		8,708
Intangible assets:
Goodwill	236,207	—	31,325	(1)	267,532
Other intangible assets	107,830	—	—		107,830

Total intangible assets	344,037	—	31,325		375,362
Other assets	4,115	38	—		4,153

	$430,506	$5,374	$31,325		$467,205

Liabilities and stockholders’ equity
Current liabilities:
Short-term debt	$16,722	$—	$—		$16,722
Accounts payable	13,107	1,458			14,565
Accrued expenses	33,393	521			33,914
Other current liabilities	428	1,594			2,022

Total current liabilities	63,650	3,573	—		67,223
Non-current liabilities:
Long-term debt	149,956	—	—		149,956
Deferred income taxes	26,790	—	—		26,790

Total non-current liabilities	176,746	—	—		176,746

Total liabilities	240,396	3,573	—		243,969
Stockholders’ equity:
Paid in capital	215,560	1,801	31,325	(1)	248,686
Accumulated other comprehensive income	(136)	—	—		(136)
Retained (deficit) earnings	(25,314)	—			(25,314)

Total stockholders’ equity	190,110	1,801	31,325		223,236

Total liabilities and stockholders’ equity	$430,506	$5,374	$31,325		$467,205

New MSC

Unaudited Consolidated Balance Sheet

as of September 30, 2006

(Dollars in thousands)

	MSC (historical)	Acquisition Entities	Pro Forma Adjustments	Notes	Pro Forma
Assets
Current assets:
Cash	$3,587	$1,398	$—		$4,985
Accounts receivable	64,653	3,947	—		68,600
Other current assets	1,296	214	—		1,510
Current deferred income taxes	10,612	—	—		10,612

Total current assets	80,148	5,559	—		85,707
Property and equipment	6,001	224	—		6,225
Intangible assets:
Goodwill	236,208	—	31,325	(1)	267,533
Other intangible assets	116,498	—	—		116,498

Total intangible assets	352,706	—	31,325		384,031
Other assets	5,953	15			5,968

	$444,808	$5,798	$31,325		$481,931

Liabilities and stockholders’ equity
Current liabilities:
Short-term debt	$16,620	$—	$—		$16,620
Accounts payable	13,394	1,554	—		14,948
Accrued expenses	41,379	656	—		42,035
Other current liabilities	3,665	1,357	—		5,022

Total current liabilities	75,058	3,567	—		78,625
Non-current liabilities:
Long-term debt	148,833	—	—		148,833
Deferred income taxes	34,809	—	—		34,809

Total non-current liabilities	183,642	—	—		183,642

Total liabilities	258,700	3,567	—		262,267
Stockholders’ equity:
Paid in capital	214,359	2,231	31,325	(1)	247,915
Accumulated other comprehensive income	578	—	—		578
Retained (deficit) earnings	(28,829)	—	—		(28,829)

Total stockholders’ equity	186,108	2,231	31,325		219,664

Total liabilities and stockholders’ equity	$444,808	$5,798	$31,325		$481,931

New MSC

Unaudited Consolidated Balance Sheet

as of December 31, 2006

(Dollars in thousands)

	MSC (historical)	Acquisition Entities	Pro Forma Adjustments	Notes	Pro Forma
Assets
Current assets:
Cash	$6,101	$52	$—		$6,153
Accounts receivable	63,537	3,937	—		67,474
Other current assets	1,254	287	—		1,541
Current deferred income taxes	7,965	—	—		7,965

Total current assets	78,857	4,276	—		83,133
Property and equipment	5,801	308	—		6,109
Intangible assets:
Goodwill	236,207	—	31,325	(1)	267,532
Other intangible assets	114,331	—	—		114,331

Total intangible assets	350,538	—	31,325		381,863
Other assets	5,880	563			6,443

	$441,076	$5,147	$31,325		$477,548

Liabilities and stockholders’ equity
Current liabilities:
Short-term debt	$20,120	$—	$—		$20,120
Accounts payable	11,874	1,015	—		12,889
Accrued expenses	42,369	1,729	—		44,098
Other current liabilities	3,599	547	—		4,146

Total current liabilities	77,962	3,291	—		81,253
Non-current liabilities:
Long-term debt	148,895	—	—		148,895
Deferred income taxes	30,544	—	—		30,544

Total non-current liabilities	179,439	—	—		179,439

Total liabilities	257,401	3,291	—		260,692
Stockholders’ equity:
Paid in capital	214,643	1,856	31,325	(1)	247,824
Accumulated other comprehensive income	561	—	—		561
Retained (deficit) earnings	(31,529)	—	—		(31,529)

Total stockholders’ equity	183,675	1,856	31,325		216,856

Total liabilities and stockholders’ equity	$441,076	$5,147	$31,325		$477,548

New MSC

Unaudited Consolidated Statement of Operations

For the Nine Months Ended September 30, 2007

(Dollars in thousands)

	MSC (historical)	Acquisition Entities	Pro Forma Adjustments	Notes	Pro Forma
Net Revenue	$241,321	$21,000	$—		$262,321
Cost of Revenue	191,234	10,761	—		201,995

Gross profit	50,087	10,239	—		60,326
Operating expenses	34,996	6,338	—		41,334
Depreciation and amortization	8,559	61	—		8,620
Net loss on disposal of fixed assets	15	—	—		15
Litigation settlement	(12,363)	—	—		(12,363)

Total Expenses	31,207	6,399	—		37,606

Operating income (loss)	18,880	3,840	—
Interest expense (net)	15,983	—	—		15,983

Income (loss) before income taxes (benefit)	2,897	3,840	—		6,737
Income tax benefit (expense)	3,318	—	—		3,318

Net (loss) income	$6,215	$3,840	$—		$10,055

New MSC

Unaudited Consolidated Statement of Operations

For the Nine Months Ended September 30, 2006

(Dollars in thousands)

	MSC (historical)	Acquisition Entities	Pro Forma Adjustments	Notes	Pro Forma
Net Revenue	$245,272	$18,588	$—		$263,860
Cost of Revenue	196,383	10,288	—		206,671

Gross profit	48,889	8,300	—		57,189
Operating expenses	33,454	6,591	—		40,045
Depreciation and amortization	8,975	48	—		9,023
Litigation settlement	—	—	—		—

Total Expenses	42,429	6,639	—		49,068

Operating income (loss)	6,460	1,661	—
Interest expense (net)	15,705	—	—		15,705

Income (loss) before income taxes (benefit)	(9,245)	1,661	—		(7,584)
Income tax benefit (expense)	3,473	—	—		3,473

Net (loss) income	$(5,772)	$1,661	$—		$(4,111)

New MSC

Unaudited Consolidated Statement of Operations

For the Year Ended December 31, 2006

(Dollars in thousands)

	MSC (historical)	Acquisition Entities	Pro Forma Adjustments	Notes	Pro Forma
Net Revenue	$324,890	$25,165	$—		$350,055
Cost of Revenue	260,779	13,568	—		274,347

Gross profit	64,111	11,597	—		75,708
Operating expenses	44,741	8,867	—		53,608
Depreciation and amortization	11,990	70	—		12,060
Litigation settlement	—	—	—		—

Total Expenses	56,731	8,937	—		65,668

Operating income (loss)	7,380	2,660	—
Interest expense (net)	20,945	(46)	—		20,899

Income (loss) before income taxes (benefit)	(13,565)	2,706	—		(10,859)
Income tax benefit (expense)	5,093	—	—		5,093

Net (loss) income	$(8,472)	$2,706	$—		$(5,766)

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2006, September 30, 2007, and December 31, 2006

(1)	This represents the excess of the purchase price of the three companies over the fair value of the combined assets as of the closing date of the transactions (Opening of business February 28, 2008).